Exhibit 10.49


                            ASSET PURCHASE AGREEMENT

                           DATED AS OF JUNE 29, 2004

                                     AMONG

                          COLUMBIA LABORATORIES, INC.

                      COLUMBIA LABORATORIES (BERMUDA) LTD.

                                      AND

                         LIL' DRUG STORE PRODUCTS, INC.

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                                 TABLE OF CONTENTS

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ARTICLE 1      DEFINITIONS...................................................1

ARTICLE 2      PURCHASE AND SALE OF ASSETS; GRANT OF LICENSE OF PATENTS......4

      2.1  Assets of Seller to Be Purchased..................................4

      2.2  Liabilities Assumed...............................................6

      2.3  Grant of License..................................................6

ARTICLE 3      PAYMENTS......................................................8

      3.1  Purchase Price....................................................8

      3.2  Inventory.........................................................8

      3.3  Payment of Purchase Price; Assumption of Liabilities..............8

ARTICLE 4      REPRESENTATIONS AND WARRANTIES OF SELLER......................8

      4.1  Representations and Warranties....................................9

            4.1.1  Organization..............................................9

            4.1.2  Corporate Approval; Binding Contract......................9

            4.1.3  No Conflicts..............................................9

            4.1.4  Title to Purchased Assets.................................9

            4.1.5  Contracts.................................................9

            4.1.6  Intellectual Property Rights.............................10

            4.1.7  Litigation...............................................10

            4.1.8  Customers and Suppliers..................................10

            4.1.9  Products.................................................10

            4.1.10  Compliance with Law.....................................10

            4.1.11  Consents and Approvals of Governmental Bodies...........10

            4.1.12  Other Consents..........................................10

            4.1.13  Broker..................................................11

            4.1.14  Inventory...............................................11

            4.1.15  Sales and Financial Information.........................11

ARTICLE 5      REPRESENTATIONS AND WARRANTIES OF BUYER......................11

      5.1  Representations and Warranties...................................11

            5.1.1  Organization.............................................11

            5.1.2  Corporate Approval; Binding Contract.....................11

            5.1.3  No Conflicts.............................................12

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            5.1.4  Broker...................................................12

            5.1.5  Available Funds..........................................12

ARTICLE 6      CLOSING DATE; CONDITIONS PRECEDENT; UNWINDING; SALE OF
               BUSINESS AND PURCHASED ASSETS................................12

      6.1  Closing Date and Place...........................................12

      6.2  Conditions Precedent to the Obligation of Buyer to Close.........12

            6.2.1  No Injunctive Proceedings................................12

            6.2.2  Representations and Warranties...........................12

            6.2.3  Performance of Agreements................................13

            6.2.4  Litigation...............................................13

            6.2.5  Deliveries...............................................13

            6.2.6  Compliance Evidence......................................13

            6.2.7  Consents, Approvals, Assignments.........................13

      6.3  Conditions Precedent to the Obligation of Seller to Close........13

            6.3.1  No Injunctive Proceedings................................13

            6.3.2  Representations and Warranties...........................13

            6.3.3  Performance of Agreements................................13

            6.3.4  Payments.................................................13

            6.3.5  Litigation...............................................13

            6.3.6  Deliveries...............................................14

            6.3.7  Compliance Evidence......................................14

            6.3.8  Consents, Approvals, Assignments.........................14

      6.4  Unwinding........................................................14

            6.4.1  Unwinding Trigger Events.................................14

            6.4.2  Effect of Unwinding......................................14

      6.5  Sale of Business and Purchased Assets............................14

ARTICLE 7      CLOSING DELIVERIES...........................................15

      7.1  Deliveries by Seller.............................................15

            7.1.1  Corporate Resolutions....................................15

            7.1.2  Instrument of Conveyance.................................15

            7.1.3  Assignment of Contracts..................................15

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            7.1.4  Assignment of Trademark Registrations....................15

            7.1.5  Supply Agreement.........................................15

            7.1.6  Professional Promotion Agreement.........................15

            7.1.7  Transition Services Agreement............................15

      7.2  Deliveries by Buyer..............................................15

            7.2.1  Corporate Resolutions....................................15

            7.2.2  Purchase Price...........................................15

            7.2.3  Prepaid Promotional Expenses.............................15

            7.2.4  Inventory................................................16

            7.2.5  Instrument of Assumption.................................16

            7.2.6  Assignment of Contracts..................................16

            7.2.7  Assignment of Trademark Registrations....................16

            7.2.8  Supply Agreement.........................................16

            7.2.9  Professional Promotional Agreement.......................16

            7.2.10  Transition Services Agreement...........................16

ARTICLE 8      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION  16

      8.1  Survival.........................................................16

      8.2  Indemnification by Seller........................................16

      8.3  Indemnification by Buyer.........................................17

      8.4  Limitations on Indemnification Obligations.......................17

      8.5  Procedure for Indemnification....................................17

            8.5.1  Direct Claims............................................17

            8.5.2  Third Party Claims.......................................18

      8.6  Limitation on Remedies...........................................19

ARTICLE 9      COVENANTS....................................................19

      9.1  Reasonable Commercial Efforts and Required Consents..............19

      9.2  Books, Records and Information...................................19

      9.3  Confidential Information.........................................19

      9.4  Publicity........................................................20

      9.5  Use of Name......................................................20

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      9.6  Accounts Receivable..............................................20

      9.7  Bulk Transfer Laws...............................................20

      9.8  Non-Solicitation.................................................20

      9.9  Product Returns..................................................21

ARTICLE 10     TAX MATTERS..................................................21

      10.1  Sales Use and Transfer Taxes....................................21

      10.2  Proration of Property Taxes.....................................21

      10.3  Purchase Price Allocation.......................................21

      10.4  Cooperation and Exchange of Information.........................21

ARTICLE 11     MISCELLANEOUS................................................22

      11.1  Expenses........................................................22

      11.2  Notices.........................................................22

      11.3  Integration.....................................................23

      11.4  Captions........................................................23

      11.5  Assignment; Amendment; Waiver...................................23

      11.6  Applicable Law..................................................24

      11.7  Further Assurances..............................................24

      11.8  No Third-Party Rights...........................................24

      11.9  Incorporation of Exhibits and Schedules.........................24

      11.10  Submission to Jurisdiction.....................................24

      11.11  Counterparts...................................................24

      11.12  Specific Performance...........................................25

      11.13  Severability...................................................25

      11.14  Schedules......................................................25

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Schedules

A            Products
2.1(a)(iv)   Contracts
2.1(a)(vi)   Prepaid Promotional Expenses
2.2          Retained Liabilities
2.3          Product Patents and Product Claims
3.2          Inventory
4.1.3        No Conflicts
4.1.4        Permitted Encumbrances
4.1.5        Contracts
4.1.6        Business Trademarks
4.1.10       Compliance with Law
4.1.12       Other Consents
4.1.15       Sales and Financial Information
6.2.7        Consents, Approvals and Assignments Required as Conditions to
             Closing
9.9          Seller's Return Policy

Exhibits
3.3(b)       Instrument of Assumption
7.1.2        Instrument of Conveyance
7.1.3        Assignment of Contracts
7.1.4        Assignment of Trademark Registrations
7.1.5        Supply Agreement
7.1.6        Professional Promotion Agreement
7.1.7        Transition Services Agreement

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                            ASSET PURCHASE AGREEMENT

      THIS ASSET PURCHASE AGREEMENT, dated as of June 29, 2004 (this "AGREEMENT"), by and among Columbia Laboratories, Inc., a corporation existing and organized under the laws of the State of Delaware, having its principal office at 354 Eisenhower Parkway, Plaza 1, Second Floor, Livingston, New Jersey 07039 (hereinafter "COLUMBIA US"), COLUMBIA LABORATORIES (BERMUDA) LTD., a corporation existing and organized under the laws of Bermuda, having its registered office at Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda (hereinafter "COLUMBIA BERMUDA"; together with Columbia US, collectively, "SELLER"), and Lil' Drug Store Products, Inc., a corporation existing and organized under the laws of the State of Iowa, having a place of business at 1201 Continental Place North East, Cedar Rapids, Iowa 52402 (hereinafter "BUYER").

                               W I T N E S S E T H :
                               - - - - - - - - - -

      WHEREAS, Seller is currently engaged in, among other things, the business of marketing, distributing and selling the over-the-counter consumer health products (the "PRODUCTS") listed on Schedule A hereto (the "BUSINESS").

      WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain of the assets necessary to the Business, subject to the Assumed Liabilities (as defined below), all upon the terms and subject to the conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and the mutual promises made herein, and in consideration of the representations and warranties herein contained, the parties hereto agree as follows:

ARTICLE 1  DEFINITIONS


      As used in this Agreement, the following terms have the meanings specified or referred to in this Article I:

      "AFFILIATE" means, with respect to any Person, any Person which, directly or indirectly, controls or is controlled by such Person or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise.

      "AGENTS" has the meaning set forth in Section 8.2.

      "AGREEMENT" means this Asset Purchase Agreement.

      "ASSIGNMENT OF CONTRACTS" has the meaning set forth in Section 7.1.3.

      "ASSIGNMENT OF TRADEMARK REGISTRATIONS" has the meaning set forth in
Section 7.1.4.

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      "ASSUMED LIABILITIES" has the meaning set forth in Section 2.2.

      "BUSINESS" has the meaning set forth in the Recitals to this Agreement.

      "BUSINESS DAY" means any day that is not a Saturday or Sunday or a day on which banks located in New York City are authorized or required to be closed.

      "BUSINESS TRADEMARKS" has the meaning set forth in Section 4.1.6.

      "BUYER PRODUCT RETURN LIABILITY" has the meaning set forth in Section 9.9.

      "CASH" means all cash on hand and on deposit in banks, cash equivalents and investments, and all accounts, notes and royalties receivable, and other rights accruing before the Closing Date to receive cash including contingent rights such as tax refunds.

      "CLOSING" has the meaning set forth in Section 6.1.

      "CLOSING DATE" has the meaning set forth in Section 6.1.

      "CLOSING INVENTORY BALANCE" has the meaning set forth in Section 3.2.

      "CODE" means the United States Internal Revenue Code of 1986, as amended.

      "CONTEMPLATED TRANSACTIONS" means the sale, transfer, assignment and conveyance of the Purchased Assets by Seller to Buyer, the purchase of the Purchased Assets by Buyer from Seller, the assumption of the Assumed Liabilities by Buyer and the other transactions contemplated hereby.

      "CONTRACTS" means contracts, agreements, leases, licenses, arrangements, quotations and understandings.

      "DAMAGES" has the meaning set forth in Section 8.2.

      "DEFERRED REVENUE" means the aggregate amount, as of the Closing Date, billed or received by Seller for the sale of the Products, the delivery of which will occur on or after the Closing Date.

      "ENCUMBRANCES" has the meaning set forth in Section 4.1.4.

      "EXCLUDED ASSETS" has the meaning set forth in Section 2.1(b).

      "EXCLUDED INTELLECTUAL PROPERTY" shall mean (i) Seller Trademarks, (ii) the Patents associated with each of the Products, and (iii) any intellectual property, including but not limited to all other Patents owned by Seller, that does not relate specifically and solely to the manufacturing, marketing, sale or distribution of one or more of the Products. For clarity, all of Seller's Patents are Excluded Intellectual Property.

      "GAAP" means United States generally accepted accounting principles as in effect on the date hereof.

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      "GOVERNMENTAL BODY" means any national, regional, state or municipal government, any subdivision, agency, commission, authority or instrumentality hereof, or any quasi-governmental or other private body exercising any regulatory or taxing authority thereunder.

      "GOVERNMENTAL PERMIT" means permits, authorizations, registrations, approvals, franchises or licenses of or by any Governmental Body.

      "IN-PROCESS INVENTORY" has the meaning set forth in Section 2.1(a)(i).

      "INDEMNITEE" has the meaning set forth in Section 8.5.2(a).

      "INDEMNITOR" has the meaning set forth in Section 8.5.2(a).

      "INSTRUMENT OF ASSUMPTION" has the meaning set forth in Section 3.3(b).

      "INTELLECTUAL PROPERTY" has the meaning set forth in Section 4.1.6.

      "INVENTORY" has the meaning set forth in Section 2.1(a)(i).

      "KNOWLEDGE OF SELLER" or words of similar import, means actual knowledge, on the date hereof.

      "MATERIAL ADVERSE EFFECT" means an effect which is materially adverse to the Purchased Assets valued at or in excess of [***], but shall not include (i) any adverse effect due to changes in conditions generally affecting (A) the healthcare industry or (B) the United States economy as a whole, (ii) any change or adverse effect caused by, or relating to, the announcement of this Agreement and the transactions contemplated by this Agreement or (iii) any adverse effect due to legal or regulatory changes.

      "PATENTS" means United States and other patents and patent applications, reissues and reexaminations thereof, all inventions disclosed therein, all rights provided by international treaties and conventions, and all rights to obtain and file for patents and registrations thereto.

      "PERMITTED ENCUMBRANCES" has the meaning set forth in Section 4.1.4.

      "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, trust, association, joint stock company, unincorporated organization, Governmental Body or other entity.

      "PREPAID PROMOTIONAL EXPENSES" has the meaning set forth in Section 2.1(a)(vi).

      "PRODUCT CLAIMS" has the meaning set forth in Section 2.3.

      "PRODUCT PATENTS" has the meaning set forth in Section 2.3.

      "PRODUCTS" has the meaning set forth in the Recitals to this Agreement.

      "PROFESSIONAL PROMOTION AGREEMENT" has the meaning set forth in Section 7.1.6.

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      "PURCHASED ASSETS" has the meaning set forth in Section 2.1(a).

      "PURCHASE PRICE" has the meaning set forth in Section 3.1.

      "RETAINED LIABILITIES" has the meaning set forth in Section 2.2.

      "RETAINED NAMES" has the meaning set forth in Section 9.5.

      "RETURN PERIOD" means the period ending [***] days after the Closing Date.

      "SALES MATERIALS" has the meaning set forth in Section 9.5.

      "SELLER" has the meaning set forth in the first paragraph of this Agreement.

      "SELLER ACCOUNTS" has the meaning set forth in Section 9.6.

      "SELLER PRODUCT RETURN LIABILITY" has the meaning set forth in Section
9.9.

      "SELLER TRADEMARKS" shall mean (i) the "Columbia Laboratories" name or any variations thereof (ii) the name "Columbia" and all formatives and derivatives thereof, all composite marks including such name or any such formatives or derivatives, and any colorable imitation of any of the foregoing and (iii) all trademarks, other than the Business Trademarks, currently used by Seller in connection with the manufacture, marketing, sale and distribution of its products.

      "SUPPLY AGREEMENT" has the meaning set forth in Section 7.1.5.

      "SURVIVAL EXPIRATION DATE" has the meaning set forth in Section 8.1.

      "TRANSFER DOCUMENTS" has the meaning set forth in Section 4.1.2.

      "TRANSITION SERVICES AGREEMENT" has the meaning set forth in Section
7.1.7.

      Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. The words "include", "including" and other words of similar import mean "include, without limitation" or "including, without limitation," regardless of whether any reference to "without limitation" or words of similar import is made.

ARTICLE 2  PURCHASE AND SALE OF ASSETS; Grant of License OF PATENTS

      2.1 Assets of Seller to Be Purchased.

            (a) At the Closing, subject to the terms and conditions of this Agreement, Buyer shall purchase, assume and acquire from Seller, and Seller shall sell, transfer, convey, assign and deliver to Buyer all of Seller's right, title and interest in and to the assets, properties, powers and rights set forth below, free and clear of all Encumbrances except the Assumed Liabilities and the Permitted Encumbrances (collectively, the "PURCHASED ASSETS"):

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            (i) all finished product inventory of the Business identified on
Schedule 3.2 (the "INVENTORY"), other than (A) finished products not saleable in the ordinary course of Business, and (B) all packaging materials, finished products, work-in-process and raw materials on Schedule 3.2 (the "IN-PROCESS INVENTORY") that are made obsolete after the Closing as a consequence of some action or inaction of Buyer;

            (ii) customer lists and supplier lists, marketing reports and data, advertising and promotional materials, product literature, sampling lists, art work, and analyses relating exclusively to the Business; provided, however, that Seller shall retain all rights of access and ownership of such information with respect to sales of Seller's other products;

            (iii) all Business Trademarks, and other names and marks owned or used by Seller, relating exclusively to the Business identified on Schedule 4.1.6;

            (iv) all rights of Seller under the Contracts identified on Schedule 2.1(a)(iv) relating to the Business, including (A) purchase orders either placed by or on behalf of the Business or under which Seller is obligated in connection with the Business, and (B) advertising and promotional commitments incurred by Seller in connection with the Business, except the (1) Manufacturing Agreement, dated as of September 25, 2000, by and between Columbia Laboratories (Bermuda) Ltd. and Mipharm S.p.A. and (2) Investment and Royalty Agreement, dated as of July 31, 2002, by and between Columbia Laboratories, Inc. and PharmaBio Development Inc.;

            (v) all goodwill associated with the Business; and

            (vi) all prepaid expenses ("PREPAID PROMOTIONAL EXPENSES") relating to advertising and promotional commitments identified on Schedule 2.1(a)(vi).

            (b) Anything in this Agreement to the contrary notwithstanding, the Purchased Assets shall exclude (collectively, the "EXCLUDED ASSETS"):

            (i) any and all tax refunds, deposits or credits for any taxes relating to the Purchased Assets attributable to any period ending on or prior to the Closing Date;

            (ii) any and all tax refunds, deposits or credits for any other taxes of Seller;

            (iii) all Excluded Intellectual Property, any plant, tangible property, equipment and employees related to the development, manufacture and commercialization of any Products;

            (iv) any Deferred Revenue;

            (v) any Cash;

            (vi) all insurance policies relating to the Business, including policies relating to property, liability, business interruption, health and workers' compensation and officers and directors of Seller;

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            (vii) the corporate charter, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minutes books, stock transfer books, blank stock certificates, and other documents relating to the organization, maintenance, and existence of Seller as a corporation; and

            (viii)......any of the rights of Seller under this Agreement (or under any side agreement between Seller on the one hand and Buyer on the other hand entered into on or after the date of this Agreement).

      2.2 Liabilities Assumed. Buyer agrees to assume as of the Closing Date the following obligations and liabilities relating to the Business and the Purchased Assets (the "ASSUMED LIABILITIES"):

            (a) those liabilities or obligations of Seller which accrue after the Closing Date under the Contracts described in Section 2.1(a)(iv);

            (b) all liabilities relating to the Business accruing after the Closing;

            (c) those liabilities or obligations for Inventory in transit at the Closing and not included in the Closing Inventory Balance;

            (d) liabilities and obligations relating to the return of Products sold by Seller in connection with the Business to the extent that such returns
(i) are actually received by Buyer or Seller during the Return Period and constitute Buyer Product Return Liabilities pursuant to Section 9.9 or (ii) are actually received by Buyer or Seller at any time after the Return Period; and

            (e) all costs and expenses (including all attorneys' fees, expenses and disbursements) associated with the assignment of all Business Trademark registrations set forth on Schedule 4.1.6 hereto to Buyer pursuant to Section
7.2.7 hereof.

            Notwithstanding Section 2.2(a) and Section 2.2(b), Buyer shall not assume any liabilities, obligations or commitments of Seller relating to or arising out of the operation of the Business or the ownership of the Purchased Assets prior to the Closing (as hereinafter defined) other than the Assumed Liabilities (the "RETAINED LIABILITIES"), including those Retained Liabilities set forth on Schedule 2.2 hereto.

      2.3 Grant of License. Subject to the terms and conditions hereof and the Supply Agreement (as hereinafter defined), Seller hereby grants to Buyer, so long as no material default shall exist under and during the term of the Supply Agreement, a royalty-free (except as provided in Article 5.4 of the Supply Agreement), exclusive license and right, in and to the Product patents, for the life of said patents, identified on Schedule 2.3 hereto (the "PRODUCT PATENTS"). This exclusive license grant is exclusive only as to (i) the Products basically in their current form, and (ii) only with regard to their current approved and labeled claims as of the effective date of this Agreement (respectively, the "PRODUCT CLAIMS") identified on Schedule 2.3 hereto. This exclusive license conveys only the right to manufacture, distribute, sell, offer for sale and import the Products in the Territory (as defined in the Supply Agreement), for use within the respective Product Claims. To avoid confusion, this license grant

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does not convey any rights under the Product Patents: (i) regarding any Product modified in any manner that affects or is intended to affect that Product's use or usefulness beyond its Product Claims; or (ii) regarding any use of a Product, whether or not modified, other than for its respective Product Claims. Further, Seller expressly and exclusively reserves for itself, including the right to sublicense, all other rights under the Product Patents, including without limitation (i) all rights regarding any other product the use and marketing for which falls outside the Product Claims; (ii) all rights regarding any other product that contains a treating agent (other than nonoxynol-9 used as a vaginal contraceptive) and that also provides a secondary benefit covered by the Product Claims, provided that such product is primarily marketed or labeled for a claim associated with the treating agent and Seller reasonably believes that labeling statements with respect to a Product Claim are required to comply with legal or regulatory requirements; and (iii) all rights regarding any other product that is not sold over-the-counter. Notwithstanding the expiration or termination of the Supply Agreement (excepting termination of the Supply Agreement for a material default of Buyer), the exclusive license of the Product Patents to Buyer shall continue for the life of said Patents, unless sooner terminated by mutual consent, or in accordance with the provisions of the Supply Agreement. Notwithstanding anything contained herein to the contrary, Seller and Buyer agree that the license granted to Buyer herein shall include any relevant continuation patents of Product Patents filed by Seller but, for the avoidance of doubt, Seller and Buyer expressly recognize that [***]. In addition, Columbia agrees to reasonably cooperate with LDS if LDS seeks to file and/or register the Product Patents in additional countries, subject to the existing rights of any third parties and at LDS's sole cost. In connection with this license grant:

            (a) Buyer acknowledges that all right, title and interest in the Product Patents shall remain vested solely in Seller. All rights not expressly granted to Buyer herein are hereby reserved by Seller and such reserved rights may be exercised by Seller concurrently with the rights licensed by Buyer hereunder. Specifically and without limitation, Buyer acknowledges that this Agreement does not include any license to any patent owned by Seller that is not a Product Patent.

            (b) Buyer shall:

            (i) comply with all applicable state, federal, local and foreign laws, statutes and regulations, pertaining to Buyer's use of the Product Patents within the Territory, and its manufacturing, use, distribution, and sale of Products, within the Territory.

            (ii) be solely responsible for prosecuting, maintaining and protecting from infringement any of its rights, including the taking of all appropriate legal action and action with respect to any regulatory authorities necessary to obtain, improve or perfect such rights in, to or under any of the Product Patents.

            (iii) on behalf of Seller, have responsibility for all labeling, patent marking or warnings as required by laws for all Products sold by it within the Territory.

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            (c) Upon the written request of Buyer, Seller agrees to take commercially reasonable steps to assist Buyer in fulfilling its responsibilities set forth in Section 2.3 hereof, including but not limited to acting on behalf of Buyer as its agent or under a power of attorney in any legal or administrative proceedings (with any costs incurred by Seller in connection therewith to be borne by Buyer).

            (d) Seller agrees to promptly notify Buyer of any actions which it reasonably believes constitute an infringement by a third party of the rights of Buyer under any of the Product Patents.

ARTICLE 3  PAYMENTS

      3.1 Purchase Price. The aggregate consideration for the Purchased Assets (the "PURCHASE PRICE") shall be the sum of the following:

            (i) Three Hundred Thousand Dollars ($300,000), which shall be paid by Buyer to Seller at the Closing (the "CLOSING PAYMENT"), plus

            (ii) reimbursement of Seller for all Prepaid Promotional Expenses identified on Schedule 2.1(a)(vi), which shall be paid by Buyer to Seller [***] days after the Closing, plus

            (iii) assumption of the Assumed Liabilities; plus

            (iv) the payments for Inventory described in Section 3.2 below.

      3.2 Inventory. Buyer and Seller have agreed upon the ending Inventory identified on Schedule 3.2 located in Wixom, Michigan, Inventory in transit, and Inventory in Jensa, United Kingdom (the "CLOSING INVENTORY BALANCE"). Buyer shall pay Seller for Inventory included in the Closing Inventory Balance, at the prices set forth in the Supply Agreement, as follows:

            (i) For Advantage-S Inventory, [***];

            (ii) For RepHresh Inventory, [***]; and

            (iii) Buyer shall not be obligated to pay Seller for the In-Process Inventory identified on Schedule 3.2, except for In-Process Inventory made obsolete after the Closing as a consequence of some action or inaction of Buyer.

      3.3 Payment of Purchase Price; Assumption of Liabilities.

            (a) At the Closing, Buyer shall pay the Closing Payment by wire transfer in immediately available United States funds to an account or accounts designated by Seller; and

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            (b) Buyer shall execute and deliver to Seller on the Closing Date an instrument of assumption of liabilities (the "INSTRUMENT OF ASSUMPTION"), substantially in the form attached hereto as Exhibit 3.3(b), pursuant to which Buyer shall assume and agree to pay, perform and discharge the Assumed Liabilities.

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF SELLER

      4.1 Representations and Warranties. Seller represents and warrants to Buyer as of the Closing Date (except to the extent any representation or warranty relates to a specific date) that:

            4.1.1 Organization. Columbia US is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all the requisite power and authority to own its assets and properties and to carry on the Business as presently conducted. Columbia Bermuda is a corporation duly organized, validly existing and in good standing under the laws of Bermuda and has all the requisite power and authority to own its assets and properties and to carry on the Business as presently conducted.

            4.1.2 Corporate Approval; Binding Contract. Seller has full corporate power and authority, and has taken any and all actions required, to authorize the execution and delivery of this Agreement and each other agreement, assignment and transfer document to be entered into pursuant to this Agreement (collectively, the "Transfer DOCUMENTS") and the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms. Each of the Transfer Documents to which Seller is a party, when duly executed and delivered by Seller, will constitute the legal, valid and binding agreement of Seller, enforceable against it in accordance with its terms.

            4.1.3 No Conflicts. The execution and delivery by Seller of this Agreement and the Transfer Documents to which it is a party and the consummation of the transactions contemplated hereby or thereby is not prohibited by and will not violate (i) Seller's certificate of incorporation or bylaws, or (ii) in any material respect, any statute, ordinance, law, rule, regulation, order, writ, injunction, judgment or decree applicable to Seller. Except as set forth in
Schedule 4.1.3 hereto, Seller is not a party to and is not otherwise subject to any agreement, indenture or contract which would prohibit or be violated by the execution and delivery of this Agreement or any of the Transfer Documents to which Seller is a party or consummation of the transactions contemplated hereby or thereby except where such prohibition or violation would not have a Material Adverse Effect.

            4.1.4 Title to Purchased Assets. Seller has good and valid title to all of the Purchased Assets, free and clear of all liens, mortgages, pledges, security interests, restrictions, encumbrances and claims ("ENCUMBRANCES") other than (a) Encumbrances and imperfections of title that, individually or in the aggregate, would not have a Material Adverse Effect, and (b) as disclosed on
Schedule 4.1.4 (collectively "PERMITTED ENCUMBRANCES").

            4.1.5 Contracts. Schedule 2.1(a)(iv) lists and Seller has delivered to Buyer, complete and correct copies or descriptions of all currently effective written Contracts relating to the Business to which Seller is a party other than any such Contracts entered into in the ordinary course of Business which are not

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material to the business, results of operations or financial condition of the
Business. Each of the Contracts listed on Schedule 2.l(a)(iv) is enforceable against Seller in accordance with its terms and, to the Knowledge of Seller, is in full force and effect and enforceable against the other party or parties thereto. Seller is not in default under any such Contract. Except as set forth on Schedule 4.1.5 hereto, to the Knowledge of Seller, no other party is in default under any such Contract, nor does there exist any event that with notice or lapse of time or both would constitute an event of default by Seller or, to the Knowledge of Seller, any other party thereto.

            4.1.6 Intellectual Property Rights. Attached hereto as Schedule
4.1.6 is a list of all trademarks relating exclusively to the Business (the "BUSINESS TRADEMARKS"; together with the Product Patents licensed pursuant to
Section 2.3 hereof, collectively, the "INTELLECTUAL PROPERTY"). Seller owns or has the right to use, free and clear of any payment or Encumbrance (other than Permitted Encumbrances), all of the Intellectual Property. To the Knowledge of Seller, the use of the Intellectual Property does not infringe the rights of any third party. None of the Intellectual Property is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any Governmental Body or any Contract to which Seller is a party with any Person, and Seller has not received written notice that the Intellectual Property is being infringed by others or is being used by others (whether or not such use constitutes infringement).

            4.1.7 Litigation. There are no actions, suits or proceedings pending or, to the Knowledge of Seller, threatened in writing against Seller with respect to the Business or the Purchased Assets, at law or in equity before or by any court or Governmental Body which, if decided adversely to Seller would have a Materially Adverse Effect.

            4.1.8 Customers and Suppliers. Seller has made available to Buyer the customer lists and supplier lists of the Business. Such lists contain the names and addresses as carried in the records of Seller of such customers and suppliers.

            4.1.9 Products. Schedule A is a complete and correct list of each of the products marketed, distributed and sold by Seller in connection with the Business.

            4.1.10 Compliance with Law. Except as set forth in Schedule 4.1.10 hereto, Seller has conducted the Business in material compliance with all applicable laws, rules and regulations and Governmental Permits of any Governmental Body having jurisdiction over the Business and Seller has not received written notice with respect to the Business that it is in breach of any such laws, rules, regulations, or Governmental Permits.

            4.1.11 Consents and Approvals of Governmental Bodies. No consent, approval or authorization of, or filing or registration with, any Governmental Body is required on behalf of Seller in connection with the execution, delivery and performance of this Agreement or the consummation of the Contemplated Transactions, except for those the failure to obtain which would not, individually or in the aggregate, have a Material Adverse Effect.

            4.1.12 Other Consents. Except as set forth in Schedule 4.1.12, no consent, approval, authorization of, or filing or registration with any other Person is required in connection with or necessary to the execution, delivery and performance of this Agreement or the consummation of the Contemplated Transactions, except for those, the failure to obtain which would not have a Material Adverse Effect.

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            4.1.13 Broker. No broker, finder, agent or similar intermediary has acted for or on behalf of Seller or any Affiliate thereof in connection with this Agreement or the Contemplated Transactions or is entitled to any broker's, finder's, or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any Affiliate thereof.

            4.1.14......Inventory. Seller's U.S. Inventory is sufficient to handle normal and customary U.S. sales of the U.S. Products pursuant to Seller's forecast in place on the date of Closing.

            4.1.15......Sales and Financial Information. The unaudited sales and financial information in respect of the historical sales, cost of goods sold and operating expenses provided to Buyer by Seller and set forth on Schedule 4.1.15 hereto (the "SALES AND FINANCIAL INFORMATION") presents fairly the financial condition of those segments of the Business identified in such Schedule as of such dates and the results of operations for such periods; provided, however, that certain portions of the Sales and Financial Information are subject to normal year-end adjustments (which will not individually or in the aggregate have a Material Adverse Effect) and lack footnotes and other presentation items.

            OTHER THAN AS EXPRESSLY SET FORTH HEREIN, THERE IS NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY OF THE PURCHASED ASSETS. THE WARRANTIES CONTAINED IN THIS AGREEMENT ARE THE ONLY WARRANTIES, EXPRESSED OR IMPLIED, GIVEN BY SELLER TO BUYER WITH RESPECT TO THE BUSINESS OR THE PURCHASED ASSETS.

ARTICLE 5  REPRESENTATIONS AND WARRANTIES OF BUYER

      5.1 Representations and Warranties. Buyer represents and warrants to Seller as of the Closing Date (except to the extent any representation or warranty relates to a specified date) that:

            5.1.1 Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Iowa and has all the requisite power and authority to own its assets and properties and to carry on its business as presently conducted.

            5.1.2 Corporate Approval; Binding Contract. Buyer has full power and authority, and has taken any and all actions required, to authorize the execution and delivery of this Agreement and each of the Transfer Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms. Each of the Transfer Documents to which Buyer is a party, when duly executed and delivered by Buyer, will constitute the legal, valid and binding agreement of Buyer, enforceable against it in accordance with its terms.

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            5.1.3 No Conflicts. The execution and delivery by Buyer of this
Agreement and the Transfer Documents and the consummation of the transactions contemplated hereby or thereby is not prohibited by and will not violate (i) Buyer's certificate of incorporation or bylaws, or (ii) in any material respect, any statute, ordinance, law, rule, regulation, order, writ, injunction, judgment or decree applicable to Buyer. Buyer is not a party to and is not otherwise subject to any agreement, indenture or contract which would prohibit or would be violated by the execution and delivery of this Agreement or any of the Transfer Documents to which Buyer is a party or consummation of the transactions contemplated hereby or thereby except where such prohibition or violation would not have a material adverse effect on the business, results of operations or financial condition of Buyer or its business.

            5.1.4 Broker. No broker, finder, agent or similar intermediary has acted for or on behalf of Buyer or any Affiliate thereof in connection with this Agreement or the Contemplated Transactions or is entitled to any broker's, finder's, or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any Affiliate thereof.

            5.1.5 Available Funds. Buyer has sufficient committed funds available to it to purchase the Purchased Assets pursuant to this Agreement and to otherwise satisfy its obligations under this Agreement.

ARTICLE 6 CLOSING DATE; CONDITIONS PRECEDENT; UNWINDING; SALE OF BUSINESS AND PURCHASED ASSETS

      6.1 Closing Date and Place. Subject to Section 6.2 and Section 6.3, the consummation of the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities (the "CLOSING") shall take place at the offices of Kelley Drye & Warren LLP at 200 Kimball Drive, Parsippany, New Jersey 07054, at 10:00 A.M. on the date hereof (the "CLOSING DATE").

      6.2 Conditions Precedent to the Obligation of Buyer to Close. The obligations of Buyer to consummate the transactions provided for hereby are subject to the satisfaction or waiver, on or prior to the Closing Date, of each of the following conditions; provided that in the event that Buyer waives any such condition, then notwithstanding anything to the contrary contained in this Agreement, Buyer shall not be entitled to make a claim for indemnification under this Agreement with respect to any matter which is the subject of such waiver.

            6.2.1 No Injunctive Proceedings. No preliminary or permanent injunction or other order (including a temporary restraining order) or decree of any court or Governmental Body which prevents or delays the consummation of the Contemplated Transactions or prohibits or delays Buyer's ownership of the Purchased Assets or conduct of the Business shall have been issued and remain in effect.

            6.2.2 Representations and Warranties. All representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the Closing Date (except to the extent any representation or warranty relates to a specific date).

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            6.2.3 Performance of Agreements. Seller shall have performed in all material respects all obligations, agreements, conditions and commitments to be fulfilled by it pursuant to the terms hereof on or prior to the Closing Date.

            6.2.4 Litigation. No action or proceeding shall have been instituted by any court or Governmental Body to enjoin, restrain, prohibit or assess substantial damages in respect of, consummation of the Contemplated Transactions.

            6.2.5 Deliveries. Buyer shall have received all of the deliveries required to be made to it, as set forth in Article 7.

            6.2.6 Compliance Evidence. Buyer shall have received a certificate certifying to the matters set forth in Section 6.2.2 and Section 6.2.3, dated as of the date hereof, and signed by an appropriate officer of Seller.

            6.2.7 Consents, Approvals, Assignments. All consents, approvals, authorizations and filings set forth on Schedule 4.1.12 shall have been obtained on terms reasonably satisfactory to Buyer and shall be in full force and effect; provided, however, that to the extent that any such consent has not been obtained as of the date hereof, Seller shall use commercially reasonable efforts to obtain such consent following the Closing or to confer upon Buyer a comparable economic benefit.

      6.3 Conditions Precedent to the Obligation of Seller to Close. The obligations of Seller to consummate the transactions provided for herein are subject to the satisfaction or waiver, on or prior to the Closing Date, of each of the following conditions; provided that in the event that Seller waives any such condition, then notwithstanding anything to the contrary contained in this Agreement, Seller shall not be entitled to make a claim for indemnification under this Agreement with respect to any matter which is the subject of such waiver.

            6.3.1 No Injunctive Proceedings. No preliminary or permanent injunction or other order (including, without limitation, a temporary restraining order) of any court or Governmental Body which prevents the consummation of the Contemplated Transactions or prohibits or delays Buyer's ownership of the Purchased Assets or conduct of the Business shall have been issued and remain in effect.

            6.3.2 Representations and Warranties. All representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the Closing Date (except to the extent any representation or warranty relates to a specified date).

            6.3.3 Performance of Agreements. Buyer shall have performed in all material respects all obligations, agreements, conditions and commitments to be fulfilled by it pursuant to the terms hereof on or prior to the Closing Date.

            6.3.4 Payments. Buyer shall have paid to Seller the Closing Payment.

            6.3.5 Litigation. No action or proceeding shall have been instituted by any court or Governmental Body to enjoin, restrain, prohibit or assess substantial damages in respect of, consummation of the Contemplated Transactions.

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            6.3.6 Deliveries. Seller shall have received all of the deliveries required to be made to it, as set forth in Article 7.

            6.3.7 Compliance Evidence. Seller shall have a certificate certifying to the matters set forth in Sections 6.3.2 and 6.3.3, dated the Closing Date, and signed by an appropriate officer of Buyer.

            6.3.8 Consents, Approvals, Assignments. All consents, approvals, authorizations and filings set forth on Schedule 4.1.12 shall have been obtained on terms reasonably satisfactory to Seller and shall be in full force and effect; provided, however, that to the extent that any such consent has not been obtained as of the date hereof, Seller shall use commercially reasonable efforts to obtain such consent following the Closing or to confer upon Buyer a comparable economic benefit.

      6.4 Unwinding.

            6.4.1 Unwinding Trigger Events. Upon termination of (i) the Supply Agreement by Seller pursuant to Section 11 thereof, or (ii) the Professional Promotion Agreement by Seller pursuant to Section 11 (excluding any termination by Seller without cause pursuant to Section 11.1 of such Agreement):

            (a) the license granted pursuant to Section 2.3 hereof shall be terminated and any rights thereunder shall revert to Seller; and

            (b) the Purchased Assets (except those Purchased Assets set forth in
Section 2.1(a)(i) and Section 2.1(a)(vi)) assigned by Seller to Buyer hereunder shall be assigned by Buyer to Seller, with any and all costs of assignment of the Purchased Assets to Seller (whether incurred by Seller or Buyer) to be borne entirely by Buyer. Buyer shall have the right to sell any remaining Product Inventory or Seller may, at its option, repurchase such remaining Product Inventory from Buyer at Buyer's cost.

            6.4.2 Effect of Unwinding. In the event of an unwinding of this Agreement pursuant to Section 6.4.1, neither party shall have any further liability or obligation to the other hereunder, except for Sections 6.4.2, 9.3,
9.4 and Article 11 which shall survive termination; provided, however, that an unwinding under Section 6.4.1 shall not relieve any party of liability for any failure to perform or comply with any agreement prior to the date of unwinding.

      6.5 Sale of Business and Purchased Assets. Subject to Section 11.5 hereof, in the event that Buyer determines to accept a bona fide offer from a third party, or a third party accepts a bona fide offer of Buyer, for the Business and the Purchased Assets, or substantially all of the assets thereof (any such transaction, the "SALE"), and if the Sale occurs within the two (2) year period commencing on the Closing Date, Buyer agrees to pay Seller fifty percent (50%) of the gross proceeds of the Sale, less the Closing Payment made by Buyer as described in Article 3 hereof and less all amounts paid or to be paid by Buyer to Seller for Inventory under the Supply Agreement above COGS, as defined in
Exhibit 5.1 of the Supply Agreement.

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ARTICLE 7  CLOSING DELIVERIES

      7.1 Deliveries by Seller. At the Closing, Seller shall deliver to Buyer the following (all documents to be dated as of the Closing Date, except as otherwise specified):

            7.1.1 Corporate Resolutions. Copies of corporate resolutions of Seller, certified by an appropriate officer of Seller as being in effect on the Closing Date, authorizing the execution and delivery and performance by Seller of this Agreement and the performance of the Contemplated Transactions.

            7.1.2 Instrument of Conveyance. An instrument of conveyance in favor of Buyer covering the Purchased Assets in the form attached as Exhibit 7.1.2 hereto (the "INSTRUMENT OF CONVEYANCE"), duly executed by Seller.

            7.1.3 Assignment of Contracts. An assignment of contracts in favor of Buyer covering the Contracts being assigned and which relate to the Purchased Assets and the Business in the form attached as Exhibit 7.1.3 hereto (the "ASSIGNMENT OF CONTRACTS"), duly executed by Seller.

            7.1.4 Assignment of Trademark Registrations. An assignment of trademark registrations covering the Business Trademarks in the form attached hereto as Exhibit 7.1.4 hereto (the "ASSIGNMENT OF TRADEMARK REGISTRATIONS"), duly executed by Seller.

            7.1.5 Supply Agreement. A supply agreement in the form attached as
Exhibit 7.1.5 hereto (the "SUPPLY AGREEMENT"), duly executed by Seller.

            7.1.6 Professional Promotion Agreement. A professional sampling and promotion agreement in the form attached as Exhibit 7.1.6 hereto (the "PROFESSIONAL PROMOTION AGREEMENT"), duly executed by Seller.

            7.1.7 Transition Services Agreement. A transition services agreement in the form attached as Exhibit 7.1.7 hereto (the "TRANSITION SERVICES AGREEMENT"), duly executed by Seller.

      7.2 Deliveries by Buyer. At the Closing, Buyer shall deliver to Seller the following (all documents to be dated as of the Closing Date, except as otherwise specified):

            7.2.1 Corporate Resolutions. Copies of corporate resolutions of Buyer, certified by an appropriate officer of Buyer as being in effect on the Closing Date, authorizing the execution and delivery and performance by Buyer of this Agreement and the performance of the Contemplated Transactions.

            7.2.2 Purchase Price. The Closing Payment in accordance with Section 3.3(a).

            7.2.3 Prepaid Promotional Expenses. Payment for the Prepaid Promotional Expenses identified on Schedule 2.1(a)(vi), to be paid as described in Section 3.1(ii).

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            7.2.4 Inventory. Payment for Inventory identified on Schedule 3.2, to be paid as described in Section 3.2.

            7.2.5 Instrument of Assumption. The Assumption Agreement, duly executed by Buyer.

            7.2.6 Assignment of Contracts. The Assignment of Contracts, duly executed by Buyer.

            7.2.7 Assignment of Trademark Registrations. The Assignment of Trademark Registrations, duly executed by Buyer.

            7.2.8 Supply Agreement. The Supply Agreement, duly executed by
Buyer.

            7.2.9 Professional Promotional Agreement. The Professional Promotion Agreement, duly executed by Buyer.

            7.2.10 Transition Services Agreement. The Transition Services Agreement, duly executed by Buyer.

ARTICLE 8  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

      8.1 Survival. All representations and warranties and agreements of Seller and Buyer contained in this Agreement or any other document delivered pursuant to this Agreement to be performed at or prior to the Closing shall survive the Closing until eighteen (18) months after the Closing Date (the "SURVIVAL EXPIRATION Date"); provided, however, that Seller's representations set forth in
Section 4.1.4 shall survive until the applicable statute of limitations has expired.

      8.2 Indemnification by Seller. Subject to the limitations contained in this Agreement, after the Closing, Seller shall indemnify and hold harmless Buyer and its Affiliates and their respective officers, directors and employees (collectively, "AGENTS") from and against any loss, liability, claim, obligation, damage or expense (including reasonable legal fees and expenses) (collectively "DAMAGES") that any such Person may incur or suffer arising out of or resulting from any of the following:

            (a) any breach of any representation or warranty made by Seller in this Agreement or any document delivered at the Closing pursuant to this Agreement;

            (b) any breach of any covenant or agreement made by Seller in this Agreement or any document delivered at the Closing pursuant to this Agreement;

            (c) any failure to comply with any applicable bulk sales laws in connection with the Contemplated Transactions;

            (d) any and all liabilities and obligations for products liability, known or unknown, with respect to Products shipped by Seller prior to the Closing Date; or

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            (e) any liabilities, obligations or commitments of Seller relating to or arising out of the operation of the Business or the ownership of the Purchased Assets prior to the Closing.

      8.3 Indemnification by Buyer. Subject to the limitations contained in this Agreement, after the Closing, Buyer shall indemnify and hold harmless Seller and its Affiliates and their respective Agents from and against any Damages that any such Person may incur or suffer arising out of or resulting from any of the following:

            (a) any breach of any representation or warranty made by Buyer in this Agreement or any document delivered at the Closing pursuant to this Agreement;

            (b) any breach of any covenant or agreement made by Buyer in this Agreement or any document delivered at the Closing pursuant to this Agreement;

            (c) the Assumed Liabilities;

            (d) any and all liabilities and obligations for products liability, known or unknown, with respect to Products shipped by Buyer following the Closing Date;

            (e) the possession and use of the Purchased Assets subsequent to the Closing Date (including, without limitation, any claim for any taxes relating to the Purchased Assets or any other taxes of Buyer);

            (f) the use by Buyer of any Retained Name, whether or not in accordance with Section 10.5 hereof; or

            (g) any and all liabilities and obligations for products liability, known or unknown, with respect to Products shipped by Seller after the Closing Date.

      8.4 Limitations on Indemnification Obligations.

            (a) Seller shall not have any liability for Damages under this Agreement unless the aggregate of all such Damages for which Seller would, but for this sentence, be liable exceeds $[***] on a cumulative basis, and then Seller shall be liable only for amounts exceeding such amount. Under no circumstances shall Seller be liable for Damages under this Agreement aggregating in excess of the Purchase Price on a cumulative basis for all such Damages. All indemnity payments made pursuant to this Article 8 shall be reduced by the amount of any tax benefits to which the indemnified party may be entitled as a result of the occurrence of the event giving rise to the indemnity obligation.

            (b) No action, claim or set off for Damages shall be brought or made by Buyer after the Survival Expiration Date.

      8.5 Procedure for Indemnification.

            8.5.1 Direct Claims. Claims for indemnification under this Article 8, other than those referred to in Section 8.5.2, shall be made by notice in accordance with Section 11.2 to the party from whom indemnification or other payment is sought and shall contain a statement to the effect that a claim for indemnification is being made pursuant to this Article 8.

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            8.5.2 Third Party Claims.

            (a) Except as provided in Section 8.5.2(b), after receipt by an indemnitee under Section 8.2 or Section 8.3 (an "INDEMNITEE") of notice of a claim from any third party, such Indemnitee shall, if a claim in respect thereof is to be made against an indemnitor under such Section (an "INDEMNITOR"), give notice to the Indemnitor in accordance with Section 11.2 of the commencement thereof within a reasonable time after obtaining information concerning the facts of the claim. The failure so to notify the Indemnitor shall not relieve it of any liability that it may have to an Indemnitee except to the extent the Indemnitor demonstrates that the defense of such claim is materially prejudiced thereby. In case any such claim shall be brought against an Indemnitee and it shall give notice to an Indemnitor, the Indemnitor, to the extent that it shall wish, may assume the defense thereof with counsel reasonably satisfactory to the Indemnitee and, after notice from the Indemnitor to the Indemnitee of its election so to assume the defense thereof, the Indemnitor shall not be liable to the Indemnitee for fees of counsel and any other expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than reasonable costs of investigation; provided, an Indemnitee shall nonetheless have the right to participate in such proceedings and to be represented by counsel of its own choosing, and the cost and expense attributable to such counsel employed by an Indemnitee shall be borne solely by the Indemnitee.

            (b) If an Indemnitor assumes the defense of an action pursuant to
Section 8.5.2(a), (i) no compromise or settlement thereof may be effected by the Indemnitor without the Indemnitee's written consent (not to be unreasonably withheld or delayed) unless there is no finding or admission of any violation of law or any violation of the rights of any Person and no effect on any other claims that may be made against the Indemnitee and the sole relief provided is monetary damages that are paid in full by the Indemnitor, and (ii) the Indemnitor shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld or delayed). If an Indemnitee determines in good faith that there is a reasonable probability that a claim may adversely affect it or its Affiliates other than as a result of monetary damages, such Indemnitee may, by notice to the Indemnitor, assume the exclusive right to defend, compromise or settle such action, but the Indemnitor shall not be bound by any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld or delayed). If notice is given to an Indemnitor by an Indemnitee of the commencement of any action, and the Indemnitor does not, within fifteen (15) days after the Indemnitee's notice is given, give notice of its election to assume the defense thereof, the Indemnitor shall be bound by any determination made in such action or any compromise or settlement thereof effected by the Indemnitee, provided that the Indemnitor has consented thereto (such consent not to be unreasonably withheld or delayed).

            (c) In the investigation and defense of any claim for which indemnification is sought hereunder, the Indemnitor and the Indemnitee shall cooperate with the other and shall provide reasonable access to all information in their respective possession which is reasonably necessary in the investigation and defense of any such claim.

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      8.6 Limitation on Remedies. Each of the parties hereto hereby acknowledges and agrees that its sole and exclusive remedy with respect to any and all claims under this Article shall be pursuant to the indemnification provisions set forth in this Article 8, and each party agrees not to seek any remedies other than those set forth herein. Buyer and Seller hereby further acknowledge and agree that their liability pursuant to such indemnification provisions shall be limited to direct damages and losses of the other party and shall not include special, incidental or consequential damages.

ARTICLE 9  COVENANTS

      9.1 Reasonable Commercial Efforts and Required Consents. Seller and Buyer shall each use reasonable commercial efforts to comply promptly with all requests or requirements which applicable Governmental Bodies may impose on them with respect to the Contemplated Transactions, and to consummate such transactions as promptly as practicable. In addition, Seller shall use reasonable commercial efforts to assist in the transfer of the Purchased Assets and the Business to Buyer. Any services provided by Seller to Buyer related to Buyer's decision to alter, increase, expand or otherwise change the Purchased Assets or the Business, or to ensure business continuity and/or regulatory compliance, shall be provided pursuant to the terms of the Transition Services Agreement.

      9.2 Books, Records and Information. Buyer agrees that it shall cause to be preserved and kept the records of Seller delivered to it hereunder for a period of seven (7) years after the Closing Date or for any longer period as may be required by applicable law or in connection with any ongoing litigation that Seller informs Buyer of in writing prior to the date which is seven (7) years after the Closing Date, and shall make such records and employees of Buyer available to Seller or its representatives as may be reasonably required by Seller in connection with any legal proceedings or governmental investigations or tax examinations of Seller or any Affiliate thereof. In the event Buyer wishes to destroy such records before that time, it shall first give prior written notice to Seller and Seller shall have the right at its option to take possession of such records.

      9.3 Confidential Information. Neither Seller nor any Affiliate shall at any time, directly or indirectly, publish, utilize, disclose or make available to any Person other than its Affiliates, whether or not a competitor of Buyer or its Affiliates, any confidential information concerning the Purchased Assets or the Business (whether such confidential information was received prior to or after the Closing), Buyer or its Affiliates, whether or not such confidential information was obtained prior to the Closing hereof. Neither Buyer nor any Affiliate shall at any time, directly or indirectly, publish, utilize, disclose or make available to any Person, whether or not a competitor of Seller or its Affiliates, any confidential information concerning Seller or its Affiliates (whether such confidential information was received prior to or after the Closing). Upon any unwinding of this Agreement, Buyer shall promptly return to Seller all information of whatever form or type provided by Seller or its representatives to Buyer in connection with this Agreement or the Contemplated Transactions (and all information or data of Buyer incorporating or based on such information provided by Seller), and Buyer and its Affiliates shall keep confidential and not disclose to any Person or use any such information. This
Section 9.3 shall not be violated by disclosure of information which (a) at the time of disclosure is publicly available, (b) was in possession of the party receiving the information prior to the other party's disclosure thereof to such party, (c) is thereafter disclosed to the party receiving the information by a third party who did not obtain the information under an obligation of confidentiality, (d) is disclosed with the written consent of the other party, or (e) is disclosed pursuant to court order or as otherwise required by law, on condition that notice of the requirement for such disclosure is given to the other party prior to making any disclosure and the party subject to such

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requirement cooperates as the other may reasonably request in resisting it.
Seller and Buyer shall each use commercially reasonable efforts to cause their own and their Affiliates' representatives, attorneys, accountants and advisers to whom information is disclosed pursuant to this Section 9.3 to comply with the provisions of this Section 9.3.

      9.4 Publicity. Without the approval of the other party hereto, neither party shall issue or release (or permit any Affiliate to issue or release) any public announcement or statement with respect to this Agreement or the Contemplated Transactions, except as required by applicable law or stock exchange regulations. In the case of any such required disclosure, the disclosing party shall consult with the other party prior to issuance or release of such disclosure.

      9.5 Use of Name. Anything herein to the contrary notwithstanding, no interest in or right to use the names "Columbia", "Columbia Laboratories, Inc.", "Columbia Laboratories (Bermuda) Ltd." or any variation or derivation thereof (collectively, the "RETAINED NAMES") is being transferred to Buyer pursuant to the Contemplated Transactions. Subject to Section 8.3(f) and the last sentence of this Section 9.5, Buyer shall be entitled to use products, signs, purchase orders, invoices, sales orders, labels, packaging materials, letterheads, shipping documents and other materials (collectively, "SALES MATERIALS") that bear any Retained Name or any name, mark or logo similar thereto for such period after the Closing Date as Buyer reasonably requires in order to (i) sell, in the ordinary course, the Inventory purchased by Buyer hereunder and (ii) effect an orderly transition of the Business. Buyer shall use commercially reasonable efforts to discontinue the use of any and all Retained Names with respect to Sales Materials of any type no later than the time of printing and production of any new such Sales Materials. Notwithstanding any other provision of this Agreement, Buyer shall not use any Sales Materials bearing a Retained Name in any way (including selling any Products bearing a Retained Name) from and after the twelve month anniversary of the Closing Date. Such twelve-month period may be extended with the prior written consent of Seller, which consent shall not be unreasonably withheld.

      9.6 Accounts Receivable. In the event and for so long as Seller shall have any accounts receivable relating to the Business outstanding after the Closing Date (the "SELLER ACCOUNTS"), Buyer will use reasonable commercial efforts to cooperate with Seller in collecting on such Seller Accounts. Without limiting the generality of the foregoing, Buyer shall promptly transfer to the account of Seller or deliver to Seller for deposit any payment received by Buyer in respect of any of Seller Accounts.

      9.7 Bulk Transfer Laws. Buyer hereby waives compliance by Seller with the provisions of any so-called bulk transfer laws of any jurisdiction in connection with the sale of the Purchased Assets to Buyer hereunder.

      9.8 Non-Solicitation. Buyer agrees that it shall not, without the prior express written consent of Seller, at any time from the date of this Agreement through the one year anniversary of the Closing Date, solicit, employ, or

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otherwise engage as an employee, independent contractor, or otherwise, any person who is an employee of Seller or in any manner induce or attempt to induce any employee of Seller to terminate his employment with Seller or interfere with Seller's relationship with any person who is an employee.

      9.9 Product Returns. With respect to the return of any Product shipment in excess of $[***] actually received by Buyer or Seller during the Return Period, Seller shall use commercially reasonable efforts to investigate the circumstances surrounding any such return. Solely to the extent that Seller's investigation results in a determination that the returned Products were shipped by Seller on or prior to the Closing Date and such return is made in accordance with Seller's Return Policy, as set forth on Schedule 9.9, Seller shall be solely liable for such returned Products (a "SELLER PRODUCT RETURN LIABILITY") and such liability shall constitute a Retained Liability. In the event that Seller's investigation results in a determination that the returned Products were shipped by Buyer following the Closing Date or that the returned Products were not returned in accordance with Seller's Return Policy, or Seller's investigation is inconclusive, Buyer shall be solely liable for such returned Products ("BUYER PRODUCT RETURN LIABILITY") and such liability shall constitute an Assumed Liability. Buyer shall be solely liable for return shipments of less than $[***] during the Return Period, and such returns shall also constitute Buyer Product Return Liabilities. Buyer shall give prompt written notice to Seller of any returns of Products for which Seller may be liable under this Agreement.

ARTICLE 10  TAX MATTERS

      10.1 Sales Use and Transfer Taxes. Seller agrees that it shall assume all liability for any sales and use taxes or any other state or local transfer tax required to be paid by reason of the sale by Seller to Buyer of the Purchased Assets or of the Contemplated Transactions pursuant to this Agreement, and Seller agrees to indemnify and hold harmless Buyer for any sales or use taxes or other transfer taxes which may be assessed by reason of such sale or Contemplated Transactions. Seller shall prepare and file all reports relating to such sales and use and other transfer taxes.

      10.2 Proration of Property Taxes. Buyer and Seller shall each pay their respective portions, prorated as of the Closing Date, of state and local personal property taxes, if any, relating to the Purchased Assets, such that Seller shall be responsible for such taxes accruing prior to the Closing and Buyer shall be responsible for such taxes accruing from and after the Closing.

      10.3 Purchase Price Allocation. The Purchase Price shall be allocated pursuant to Section 1060 of the Code, as set forth on a schedule to be agreed upon between Buyer and Seller on or promptly following the Closing Date. Unless otherwise agreed in writing by Buyer and Seller, Buyer and Seller shall file all tax returns (including Internal Revenue Service Form 8594) in accordance with and based upon such allocation.

      10.4 Cooperation and Exchange of Information. Seller and Buyer shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any tax return with respect to the Business or the Purchased Assets, amended tax return or claim for refund, determining a liability for taxes or a right to refund of taxes or in conducting

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any audit or other proceeding in respect of taxes with respect to the Business or the Purchased Assets. The party requesting assistance hereunder shall reimburse the other for any reasonable out-of-pocket costs incurred in providing any return, document or other written information, and shall compensate the other for any reasonable costs (excluding wages and salaries) of making employees available, upon receipt of reasonable documentation of such costs. Any information obtained under this Section 10.3 shall be kept confidential, except as may be otherwise necessary in connection with the filing of tax returns or claims for refund or in conducting any audit or other proceeding.

ARTICLE 11  MISCELLANEOUS

      11.1 Expenses. Except as specifically set out herein to the contrary, each party hereto shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

      11.2 Notices. All notices or other communications given pursuant hereto by one party hereto to the other party shall be in writing and deemed given when
(a) delivered by messenger, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered or certified mail, postage prepaid, return receipt requested, or (c) received by the addressee, if sent by express mail, Federal Express, United Parcel Service or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other party):

            if to Seller or Columbia US, to it at:

            Columbia Laboratories, Inc.
            354 Eisenhower Parkway, Plaza 1, Second Floor
            Livingston, New Jersey 07039
            Attention: General Counsel
            Facsimile: (973) 994-3001

            with a copy to:

            Kelley Drye & Warren LLP
            200 Kimball Drive
            Parsippany, New Jersey 07054
            Attention: Christopher G. FitzPatrick, Esq.
            Facsimile: (973) 503-5950

            if to Columbia Bermuda, to it at:

            Columbia Laboratories (Bermuda) Ltd.
            Canon's Court
            22 Victoria Street
            Hamilton HM 12
            Bermuda

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                                                              EXECUTION DOCUMENT


            Attention: Secretary
            Facsimile: (441) 292-6888

            with a copy to:

            Kelley Drye & Warren LLP
            200 Kimball Drive
            Parsippany, New Jersey 07054
            Attention: Christopher G. FitzPatrick, Esq.
            Facsimile: (973) 503-5950

            If to Buyer, to it at:

            Lil' Drug Store Products, Inc.
            1201 Continental Place North East
            Cedar Rapids, Iowa 52402
            Attention: President
            Facsimile: (319) 393-3494

            with a copy to:

            Bradley & Riley PC
            2007 First Avenue SE
            P.O. Box 2804
            Cedar Rapids, Iowa 52406
            Attention: Bradley G. Hart
            Facsimile: (319) 363-9824

      11.3 Integration. This Agreement and the other agreements being executed by the parties concurrently herewith and therewith or on the Closing Date are the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings.

      11.4 Captions. The headings contained in this Agreement and in the table of contents, exhibits and schedules are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

      11.5 Assignment; Amendment; Waiver.

            (a) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns, which shall include a third party acquirer of, without limitation, the Business and the Purchased Assets. Without limitation of the foregoing, the obligations under
Section 5.1 and Section 5.4 under the Supply Agreement, and the rights and obligations under Section 2 and Section 4 of the Professional Promotion Agreement, shall be binding upon any transferee of, without limitation, the Business and the Purchased Assets. This Agreement shall not be assignable or transferable by either party hereto without the prior written consent of the other party.

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            (b) This Agreement may be amended only by written agreement of the parties hereto.

            (c) The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

      11.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey, without giving effect to the principles of conflicts of laws thereof.

      11.7 Further Assurances. Each party agrees that it will execute and deliver, or cause to be executed and delivered, on or after the date of this Agreement, all such other instruments and will take all reasonable actions as the other party may reasonably request from time to time in order to effectuate the provisions and purposes of this Agreement.

      11.8 No Third-Party Rights. This Agreement is intended for the exclusive benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in the Agreement shall be construed as granting any rights or benefits in or to any third party, and no Person shall assert any rights as third-party beneficiary hereunder.

      11.9 Incorporation of Exhibits and Schedules. The Exhibits and Schedules attached hereto are incorporated into this Agreement and shall be deemed a part hereof as if set forth herein in full. References herein to "this Agreement" and the words "herein", "hereof" and words of similar import refer to this Asset Purchase Agreement, the Exhibits and the Schedules as an entirety. In the event of any conflict between the provisions of this Agreement and any such Exhibit or Schedule, the provisions of this Agreement shall control.

      11.10 Submission to Jurisdiction.

            (a) Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of New Jersey, City of Newark, or, if it has or can acquire jurisdiction, in the United States District Court for the District of New Jersey, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

            (b) Process in any action or proceeding referred to in this Section
11.10 may be served on any party anywhere in the world and may also be served upon any party in the manner provided for giving of notices to it in Section 11.2.

      11.11 Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

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      11.12 Specific Performance. The parties agree that irreparable damages would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions without the need to first post any bond or other security to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

      11.13 Severability. If any provision of this Agreement or the application of any provision hereof is illegal, invalid or otherwise unenforceable, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision, unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

      11.14 Schedules. Any disclosure made or information provided on a Schedule referenced to a section of this Agreement shall be deemed to be made or provided with respect to any other section or Schedule pursuant to which such disclosure or information may be required. The appearance of information on a Schedule does not necessarily mean that it is required to be disclosed on such Schedule under this Agreement and does not mean that any representation or warranty is being made with respect to such information if it is not required to be so disclosed.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.



                                  SELLER:

                                  COLUMBIA LABORATORIES, INC.



                                  By: /S/ Fred Wilkinson
                                      ------------------------------------------
                                  (signature)
                                  Name: Fred Wilkinson
                                  Title: President, Chief Executive Officer and Chairman of the Board

                                  COLUMBIA LABORATORIES (BERMUDA) LTD.



                                  By: /S/ Fred Wilkinson
                                      ------------------------------------------
                                  (signature)
                                  Name: Fred Wilkinson
                                  Title: President


                                  BUYER:

                                  LIL' DRUG STORE PRODUCTS, INC.



                                  By: /S/ Chris DeWolf
                                      ------------------------------------------
                                  (signature)
                                  Name: Christopher DeWolf
                                  Title: President

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                 [SCHEDULES AND EXHIBITS INTENTIONALLY OMITTED]


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